Nicholas Fixed Income Alternative ETF
Schedule of Investments
as of January 31, 2024 (Unaudited)

U.S. TREASURY OBLIGATIONS - 96.8%		Par	Value
United States Treasury Note/Bond
0.25%, 03/15/2024(a)		$13,445,000	$13,365,308
1.00%, 12/15/2024(a)		24,727,000	23,933,078
4.63%, 10/15/2026(a)		11,024,000	11,181,824
2.63%, 02/15/2029(a)		11,869,000	11,182,824
TOTAL U.S. TREASURY OBLIGATIONS (Cost $59,684,666)			59,663,034

OPTIONS PURCHASED - 2.7%(b)(c)	Notional Amount	Contracts
Call Options - 2.3%			$–
Health Care Select Sector SPDR Fund, Expiration: 03/15/2024; Exercise Price: $147.00(d)(f)	3,088,360	220	13,200
iShares 20+ Year Treasury Bond ETF, Expiration: 02/09/2024; Exercise Price: $96.50(d)(f)	483,300	50	4,200
S&P 500 Index		–	$–
Expiration: 04/19/2024; Exercise Price: $4,525.00(d)(f)	9,691,300	20	865,480
Expiration: 05/17/2024; Exercise Price: $4,890.00(d)(f)	14,536,950	30	498,420
Total Call Options			1,381,300

Put Options - 0.4%			$–
Health Care Select Sector SPDR Fund, Expiration: 03/15/2024; Exercise Price: $141.00(d)(f)	3,088,360	220	42,460
iShares 20+ Year Treasury Bond ETF, Expiration: 02/09/2024; Exercise Price: $95.50(d)(f)	483,300	50	3,100
S&P 500 Index		–	$–
Expiration: 04/19/2024; Exercise Price: $3,975.00(d)(f)	9,691,300	20	16,800
Expiration: 05/17/2024; Exercise Price: $4,725.00(d)(f)	14,536,950	30	196,980
Total Put Options			259,340
TOTAL OPTIONS PURCHASED (Cost $1,269,137)			1,640,640

SHORT-TERM INVESTMENTS - 0.2%		Shares
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.25%(e)		100,304	100,304
TOTAL SHORT-TERM INVESTMENTS (Cost $100,304)			100,304

TOTAL INVESTMENTS - 99.7% (Cost $61,054,107)			$61,403,978
Other Assets in Excess of Liabilities - 0.3%			180,558
TOTAL NET ASSETS - 100.0%			$61,584,536

Percentages are stated as a percent of net assets.

(a)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of January 31, 2024 is $59,542,267.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(e)	The rate shown represents the 7-day effective yield as of January 31, 2024.
(f)	Non-income producing security.

Nicholas Fixed Income Alternative ETF
Schedule of Options Written
as of January 31, 2024 (Unaudited)

OPTIONS WRITTEN - (1.4)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.8)%
Health Care Select Sector SPDR Fund, Expiration: 03/15/2024; Exercise Price: $141.00	$(3,088,360)	(220)	$(52,580)
iShares 20+ Year Treasury Bond ETF, Expiration: 02/09/2024; Exercise Price: $97.50	(241,650)	(25)	(1,400)
S&P 500 Index	0	0	–
Expiration: 04/19/2024; Exercise Price: $4,800.00	(9,691,300)	(20)	(343,320)
Expiration: 05/17/2024; Exercise Price: $5,125.00	(14,536,950)	(30)	(126,000)
Total Call Options			(523,300)

Put Options - (0.6)%
iShares 20+ Year Treasury Bond ETF, Expiration: 02/09/2024; Exercise Price: $96.50	(241,650)	(25)	(2,350)
S&P 500 Index	0	0	–
Expiration: 04/19/2024; Exercise Price: $4,375.00	(9,691,300)	(20)	(34,780)
Expiration: 05/17/2024; Exercise Price: $4,890.00	(14,536,950)	(30)	(306,300)
Total Put Options			(343,430)
TOTAL OPTIONS WRITTEN (Premiums received $974,993)			$(866,730)

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Exposure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

Nicholas Fixed Income Alternative ETF

	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury Obligations	$–	$59,663,034	$–	$59,663,034
Options Purchased	1,623,840	16,800		1,640,640
Money Market Funds	100,304	–	–	100,304
Total Assets	$1,724,144	$59,679,834	$–	$61,403,978

Liabilities:
Options Written	$(736,980)	$(129,750)	$–	$(866,730)
Total Liabilities	$(736,980)	$(129,750)	$–	$(866,730)